Exhibit 99.1

Keurig Dr Pepper Acquires JDE Peet’s and

Announces Rafael Oliveira as CEO of Future Global Coffee Co.

Transaction creates global coffee powerhouse

Oliveira will continue as JDE Peet’s CEO and joins KDP to lead combined coffee business

This is a joint press release by Keurig Dr Pepper Inc., Kodiak BidCo B.V. and JDE Peet’s N.V. in connection with the recommended public cash offer by Kodiak BidCo B.V. (the “Offeror”) for all issued and outstanding ordinary shares in the capital of JDE Peet’s N.V. (such offer, the “Offer”, such shares, the “Shares” and each holder of such Shares, a “Shareholder”). This announcement does not constitute an oﬀer, or any solicitation of any oﬀer, to buy or subscribe for any securities in JDE Peet’s N.V. The Offer is being made only by means of the offer memorandum dated 15 January 2026 (the “Oﬀer Memorandum”). Terms not defined in this press release will have the meaning as set forth in the Oﬀer Memorandum. This press release is not for release, publication, or distribution, in whole or in part, in or into, directly or indirectly, in any jurisdiction in which such release, publication, or distribution would be unlawful.

BURLINGTON, Mass., FRISCO, Texas and AMSTERDAM, April 1, 2026 – Keurig Dr Pepper Inc. (“KDP” or “the Company”) (NASDAQ: KDP) and JDE Peet’s N.V. (“JDE Peet’s”) (EURONEXT: JDEP) jointly announced that KDP has acquired 96.22% of the Shares of JDE Peet’s in the Offer. The transaction marks a major milestone in the Company’s strategic transformation and long-term growth agenda.

With this acquisition, KDP is bringing together world-class brands, deep category expertise, and complementary capabilities in coffee across JDE Peet’s and KDP’s Keurig business. The Company is moving forward with detailed integration efforts focused on operational excellence, synergy capture, leadership alignment and disciplined execution to ensure a seamless transition for customers, consumers and employees. As previously announced, after an interim operating period, KDP plans to separate into two independent, U.S.-listed publicly traded companies, creating a consumer-obsessed leader in North America’s attractive refreshment beverages market (“Beverage Co.”) and a global coffee powerhouse (“Global Coffee Co.”).

KDP additionally announced its Board of Directors has named Rafael Oliveira as Chief Executive Officer of its coffee operating unit and as CEO for the future Global Coffee Co. following the planned separation. During the integration period, Oliveira will join KDP’s Executive Leadership Team, reporting to Keurig Dr Pepper CEO Tim Cofer. Cofer will serve as CEO of the future Beverage Co. upon separation.

“Our acquisition of JDE Peet’s marks a defining step in our value creation strategy, and Rafa is the right choice to lead the combined coffee business and launch Global Coffee Co.” said KDP Board Chair Pam Patsley. “Our Board conducted a robust and rigorous process that considered a range of internal and external candidates, and we are confident Rafa will be an exceptional leader for this new company. With proven leadership across complex global markets and a commitment to driving financial results, he has set a course for growth at JDE Peet’s. With a singular focus on coffee, the newly integrated coffee business will be poised to create value and growth opportunities for employees, partners, customers, and shareholders.”

“With this complementary combination, we are uniting outstanding talent, systems, and brand portfolios under a shared vision for global leadership in coffee,” said Cofer. “Having launched a brand-led strategy at JDE Peet’s that is already delivering tangible results, Rafa is uniquely positioned to set the direction for Global Coffee Co. Together, these moves are critical milestones on our path to launch winning companies in both coffee and refreshment beverages that will create shareholder value and shape their categories.”

“This is an incredible opportunity to create the future of coffee,” said Oliveira. “Global Coffee Co. will aim to be the best coffee company in the world by combining global reach with local expertise to operate across all formats, segments, channels and price points. As I’ve gotten to know the Board, Tim, and the KDP leadership team, it has only strengthened my belief in the bold vision for the new company. I’m honored and excited to work with our teams around the world as we serve consumers with the coffee experiences they love.”

Oliveira will continue as Executive Director and CEO at JDE Peet’s, where he has served since November 2024. Prior to JDE Peet’s, he spent 10 years at The Kraft Heinz Company, where he successfully drove growth, innovation and sustainability initiatives, while serving in various executive roles, including Executive Vice President and President of International Markets. Previously, he spent 10 years at Goldman Sachs Group in the United Kingdom and Hong Kong after starting his career in Brazil at Banco Icatu and Banco BBA-Creditanstalt.

Separation timing will be based on the achievement of key milestones, including appropriate leverage levels at each company, and supportive market conditions. Though exact timing of the tax-free spin of Global Coffee Co. is yet to be determined, key transformation workstreams are targeting operational readiness to separate by year-end 2026.

Post-Closing Acceptance Period

As announced in the press release dated 27 March 2026, Shareholders who did not tender their Shares during the Offer Period will have the opportunity to tender their Shares, under the same terms and conditions applicable to the Offer, during the post-closing acceptance period (na-aanmeldingstermijn) which commenced on 30 March 2026, at 09:00 hours CEST, and will expire on 13 April 2026, at 17:40 hours CEST (the “Post-Closing Acceptance Period”). Please see Section 4.9 of the Offer Memorandum for additional information.

The Offeror will publicly announce the results of the Post-Closing Acceptance Period and the total number and total percentage of Shares to be held by it, in accordance with Article 17, Paragraph 4, of the Dutch Decree on public offers Wft (Besluit openbare biedingen Wft), by means of a press release on or before the third Business Day following the last day of the Post-Closing Acceptance Period. The Offeror will accept all Tendered Shares during the Post-Closing Acceptance Period.

Shareholders will receive for each Tendered and Delivered Share that is transferred (geleverd) for acceptance pursuant to the Offer during the Post-Closing Acceptance Period, the Offer Price no later than on the fifth Business Day after expiration of the Post-Closing Acceptance Period. The Offeror cannot guarantee that Shareholders will actually receive payment within such period.

During the Post-Closing Acceptance Period, Shareholders have no right to withdraw Shares tendered under the Offer during the Offer Period or the Post-Closing Acceptance Period.

Delisting

As a result of the Offeror now holding more than 95% of the Shares, KDP and JDE Peet’s will procure the termination of the listing and trading of the Shares on Euronext Amsterdam. In consultation with Euronext, it has been decided that the last day of trading of the Shares will be on 29 April 2026 and that the Shares will be delisted from Euronext Amsterdam on 30 April 2026. Reference is made to section 5.12 (Consequences of the Offer for non-tendering Shareholders) of the Offer Memorandum.

About KDP

Keurig Dr Pepper (Nasdaq: KDP) is a leading beverage company in North America, with a portfolio of more than 125 owned, licensed and partner brands and powerful distribution capabilities to provide a beverage for every need, anytime, anywhere. With annual revenue of more than $16 billion, we hold leadership positions in beverage categories including carbonated soft drinks, coffee, tea, water, juice and mixers, and have the #1 single serve coffee brewing system in the U.S. and Canada. Our innovative partnership model builds emerging growth platforms in categories such as premium coffee, energy, sports hydration and ready-to-drink coffee. Our brands include Keurig®, Dr Pepper®, Canada Dry®, Mott’s®, A&W®, Peñafiel®, GHOST®, 7UP®, Snapple®, Green Mountain Coffee Roasters®, Clamato®, The Original Donut Shop® and Core Hydration®. Driven by a purpose to Drink Well. Do Good., our 30,000 employees aim to enhance the experience of every beverage occasion and to make a positive impact for people, communities and the planet. For more information, visit www.keurigdrpepper.com and follow us @KeurigDrPepper on LinkedIn and Instagram.

About JDE Peet’s

JDE Peet’s is the world’s leading pure-play coffee company with a presence in more than 100 markets. Guided by our ‘Reignite the Amazing’ strategy, we are focused on brand-led growth across three big bets: Peet’s, L’OR, and our 10 strategically selected local icons led by Jacobs. In 2025, JDE Peet’s generated total sales of EUR 9.9 billion and employed a global workforce of more than 21,000 employees. Discover more about our journey to deliver a coffee for every cup and a brand for every heart at www.jdepeets.com.

For more information:

KDP Media	H/Advisors
Katie Gilroy	Deven Anand
Keurig Dr Pepper
T: 781-418-3345 / PR@kdrp.com	T: 212-371-5999 / deven.anand@h-advisors.global

KDP Investors
Chethan Mallela
Keurig Dr Pepper
T: 888-340-5287 / IR@kdrp.com

JDE Peet’s Media	FGS Global
Moustapha Echahbouni	Frank Jansen
Media@jdepeets.com	+31 6 2154 2369
+31 6 2139 1762

JDE Peet’s Investors
Robin Jansen
IR@jdepeets.com
+31 6 1594 4569

Notice to Shareholders of JDE Peet’s in the United States

The tender offer is being made for the ordinary shares of JDE Peet’s, a public limited liability company incorporated under the laws of the Netherlands with ordinary shares listed on Euronext Amsterdam. It is important that U.S. shareholders of JDE Peet’s understand that the tender and any related offer documents are subject to Dutch disclosure and procedural requirements, which are different from those of the United States. U.S. shareholders of JDE Peet’s are advised that JDE Peet’s ordinary shares are not listed on a U.S. securities exchange and that JDE Peet’s is not subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), and is not required to, and does not, file any reports with the Securities and Exchange Commission (the “SEC”) thereunder.

The tender offer is being made in the United States in compliance with, and in reliance on, the exemption provided by Rule 14d-1(d), known as “Tier II” exemption, under the Exchange Act and otherwise in accordance with the requirements of Dutch law. Accordingly, the tender offer is subject to certain disclosure and other procedural requirements, including with respect to the tender offer timetable and settlement procedures that are different from those applicable under U.S. domestic tender offer procedures and laws.

The receipt of cash pursuant to the tender offer by a U.S. holder of JDE Peet’s ordinary shares will be a taxable transaction for U.S. federal income tax purposes and under applicable state and local, as well as foreign and other tax laws. Each holder of JDE Peet’s ordinary shares is urged to consult their independent professional advisor immediately regarding the tax consequences of acceptance of the tender offer.

It may be difficult for U.S. holders of JDE Peet’s shares to enforce their rights and claims arising out of the U.S. federal securities laws, since JDE Peet’s is located in a country other than the United States, and some or all of its officers and directors may be residents of a country other than the United States. U.S. holders of JDE Peet’s may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

To the extent permissible under applicable law or regulation, including Rule 14e-5 of the Exchange Act, in accordance with normal Dutch practice, JDE Peet’s and its affiliates or broker (acting as agents for JDE Peet’s or its affiliates, as applicable) may from time to time after the date hereof, and other than pursuant to the tender offer, directly or indirectly purchase, or arrange to purchase, ordinary shares of JDE Peet’s that are the subject of the tender offer or any securities that are convertible into, exchangeable for or exercisable for such shares. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. In no event will any such purchases be made for a price per share that is greater than the tender offer price. To the extent information about such purchases or arrangements to purchase is made public in The Netherlands, such information will be disclosed by means of a press release or other means reasonably calculated to inform U.S. shareholders of JDE Peet’s of such information. No purchases will be made outside the tender offer in the United States by or on behalf of KDP. In addition, the financial advisors to KDP may also engage in ordinary course trading activities in securities of JDE Peet’s, which may include purchases or arrangements to purchase such securities.

Neither the SEC nor any U.S. state securities commission has approved or disapproved the tender offer, passed upon the merits or fairness of the tender offer, or passed any comment upon the adequacy, accuracy or completeness of the disclosure in relation to the tender offer. Any representation to the contrary is a criminal offence in the United States.

Restrictions

The distribution of this press release may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, JDE Peet’s and KDP disclaim any responsibility or liability for the violation of any such restrictions by any person. Any failure to comply with these restrictions may constitute a violation of the securities laws of that jurisdiction. Neither KDP nor JDE Peet’s, nor any of their advisors, assumes any responsibility for any violation of any of these restrictions. Any JDE Peet’s shareholder who is in any doubt as to his or her position should consult an appropriate professional advisor without delay.

The information in the press release is not intended to be complete; for further information, reference is made to the Offer Memorandum. This announcement is for information purposes only and does not constitute an offer or an invitation to acquire or dispose of any securities or investment advice or an inducement to enter into investment activity. The Offer is not made, and the Shares will not be accepted for purchase from, or on behalf of, any shareholder, in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the securities or other laws or regulations of such jurisdiction or would require any registration, approval or filing with any regulatory authority not expressly contemplated by the terms of the Offer Memorandum.

Forward Looking Statements

Certain statements in this press release may be considered “forward-looking statements,” such as statements relating to the impact of this transaction on KDP, JDE Peet’s, and the combined business, the contemplated spin-off, future financial targets and results, and expected cost savings and synergies. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this release.

Although KDP and JDE Peet’s believe that the assumptions upon which their respective forward-looking statements are based are reasonable, they can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, (i) risks relating to the completion of the acquisition and subsequent spin-off in the anticipated timeframe or at all; (ii) risks relating to the ability to realize the anticipated benefits of the acquisition and subsequent spin-off; (iii) risks relating to significant costs related to the proposed transactions; (iv) the expected financial and operating performance and future opportunities following the acquisition and subsequent spin-off; (v) disruption from the acquisition and subsequent spin-off making it more difficult to maintain business and operational relationships; (vi) diverting KDP’s and JDE Peet’s respective management from business operations; (vii) risks relating to potential litigation that arises as a result of the proposed transactions; and (viii) risks and uncertainties discussed in KDP’s and JDE Peet’s press releases and public filings.

Neither KDP nor JDE Peet’s, nor any of their advisors, accepts any responsibility for any financial information contained in this press release relating to the business, results of operations or financial condition of the other or their respective groups. Each of KDP and JDE Peet’s expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

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